Exhibit 99.1

News Release

Contacts:

Integra LifeSciences Holdings Corporation

Investor Relations:

Angela Steinway

(609) 936-2268

angela.steinway@integralife.com

Michael Beaulieu

(609) 750-2827

michael.beaulieu@integralife.com

Media:

Gianna Sabella

(609) 936-2389

gianna.sabella@integralife.com

Tornier N.V.

Shawn McCormick

Chief Financial Officer

(952) 426-7646

shawn.mccormick@tornier.com

Integra LifeSciences to Acquire Total Ankle Replacement (Salto Talaris®) and Silastic Toe

Replacement (Futura™) Product Portfolios from Tornier N.V.

Plainsboro, New Jersey, and Amsterdam, The Netherlands - September 3, 2015 — Integra LifeSciences Holdings Corporation (NASDAQ:IART) and Tornier N.V. (NASDAQ:TRNX), today announced a definitive agreement under which Integra will acquire the United States rights to Tornier’s Salto Talaris® and Salto XT™ ankle replacement products and Tornier’s Futura™ silastic toe replacement products, for an undisclosed cash payment. The agreement also includes an option to purchase, in the future, the rights to the Salto Talaris®, Salto XT™, Salto Mobile™, and Futura™ silastic toe replacement products outside the United States.

The transaction is subject to approval by the United States Federal Trade Commission (FTC) and the closure of the pending merger of Tornier and Wright Medical Group, Inc. which, pending FTC clearance is expected to occur in the third quarter of 2015.

“This acquisition broadens our extremity product portfolio by adding commercially available products,” said Mark Augusti, President of Integra’s Orthopedics and Tissue Technologies business. “It allows us to diversify our lower extremity portfolio and accelerates our entry into the U.S. total ankle replacement segment of the foot and ankle market.”

“We are pleased with reaching this point in the divestiture process as well as with the quality of the buyer for these assets and to have completed this important step toward our pending merger with Wright,” said David Mowry, President and Chief Executive Officer of Tornier. “I want to thank Tornier employees involved in this transaction for their diligence and hard work,” Mowry said.

Financial Impact to Integra

Revenues in the United States from the acquired products were approximately $15.5 million in 2014. During 2015, Integra expects the contribution to adjusted earnings per share to be immaterial given the expected timing of closing of the transaction, normal sales transition, and expected costs associated with the integration. Integra will provide further information on the expected revenues from the transaction on their third quarter earnings call.

About Integra

Integra LifeSciences, a world leader in medical technology, is dedicated to limiting uncertainty for caregivers, so they can concentrate on providing the best patient care. Integra offers innovative solutions, including leading regenerative technologies, in specialty surgical solutions, orthopedics and tissue technologies. For more information, please visit www.integralife.com

About Tornier

Tornier is a global medical device company focused on providing solutions to surgeons who treat musculoskeletal injuries and disorders of the shoulder, elbow, wrist, hand, ankle and foot. Tornier’s broad offering of over 95 product lines includes joint replacement, trauma, sports medicine, and biologic products to treat the extremities, as well as joint replacement products for the hip and knee in certain international markets. Since its founding approximately 70 years ago, Tornier’s “Specialists Serving Specialists” philosophy has fostered a tradition of innovation, intense focus on surgeon education, and commitment to advancement of orthopaedic technology stemming from its close collaboration with orthopaedic surgeons and thought leaders throughout the world. For more information regarding Tornier, visit www.tornier.com.

Tornier®, Salto Talaris®, Salto XT™, Salto Mobile™ and Futura™ are trademarks of Tornier N.V or its subsidiaries, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

Integra’s Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect Integra’s judgment as of the date of this release. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Among other things, the parties’ ability to complete the transaction in a timely manner (if at all), including satisfaction of the applicable conditions, including the approval by the FTC and the completion of the pending merger of Tornier and Wright Medical Group, Inc., and Integra’s ability to successfully integrate the acquired product lines into its own operations could affect the extent of the strategic benefits that Integra generates from this acquisition, and the impact of the acquisition on results of operations, including revenue growth and earnings per share. In addition, the economic, competitive, governmental, technological and other factors identified under the heading “Risk Factors” included in Item 1A of Integra’s Annual Report on Form 10-K for the year ended December 31, 2014 and information contained in subsequent filings with the Securities and Exchange Commission could affect actual results. These forward-looking statements are made only as the date thereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Tornier’s Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “will,” “anticipate,” “expect,” “plan,” “could,” “may,” “believe,” “estimate,” other words of similar meaning and the use of future dates. Forward-looking statements in this release include, but are not limited to, statements about the timing of the pending merger with Wright Medical Group, Inc. and the anticipated divestiture of assets in connection therewith. Each forward-looking statement contained in this release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, uncertainties as to the timing of the pending merger with Wright; the possibility that various closing conditions for the merger may not be satisfied or waived, including that the divestiture of assets may not satisfy the FTC’s concerns with the merger or that the FTC may prohibit, delay or refuse to grant approval for the consummation of the merger, or the terms of such approval; the effects of disruption from the merger making it more difficult to maintain relationships with employees, customers, vendors and other business partners; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the merger or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the merger, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2015, and Tornier’s Annual Report on Form 10-K, which was filed with the SEC on February 24, 2015, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this release. You are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this release speak only as of the date of this release, and Tornier undertakes no obligation to update or revise any of these statements. Both Wright’s and Tornier’s businesses are subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.